--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

--------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
--------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in common stocks of non-U.S. issuers. Common stocks for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 9.90% as compared to 6.88% for the Morgan Stanley Capital International
(MSCI) EAFE Index for the same period. The total return for the twelve months ended September 30, 1995 and the average annual return for the five years ended September 30, 1995 and for the period from inception on August 4, 1989 through September 30, 1995 were 10.26%, 14.80% and 10.98%, respectively, as compared to 5.79%, 10.70% and 3.03% for the Index for the same periods.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
---------------------------------------------

                                     TOTAL RETURNS(2)
                  ------------------------------------------------------
                                             AVERAGE
                                              ANNUAL
                     YTD       ONE YEAR     FIVE YEARS   SINCE INCEPTION
                  ----------  -----------  ------------  ---------------
PORTFOLIO.......       9.90%       10.26%        14.80%         10.98%
INDEX...........       6.88         5.79         10.70           3.03

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends reinvested net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
----------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WTIH INTERNATIONAL INVESTING.

The Portfolio's mild outperformance of its benchmark for the third quarter was attributable to Japanese stock selection and the underweight position in the Japanese yen. European returns were also a positive with good performances in Germany, the Netherlands, and France offsetting poor returns from Switzerland.

The quarter was significant for the radical action taken by the Japanese authorities to reverse the deflationary spiral developing in their economy. Helped by the Federal Reserve Board they have, in our view, been successful in turning the economy around given the weakening of the yen, overt monetary easing and yet another government spending package.

Meanwhile, the European economies are stalling as consumption fails to take up the running from, until now, buoyant exports. With Japan's authorities determined to stimulate growth, corporate earnings momentum will be stronger in Japan than in Europe in the quarters ahead. This is not heartening for the value investor. However, it is worth pointing out that there are few excesses in European stockmarkets other than takeover speculation in the United Kingdom reaching near maniacal levels. It is the U.S. and the U.K. that have the most stretched equity valuations at current levels.

We  foresee no major  changes to the  structure of the  Portfolio, though we are
likely  to  continue  to   build  up  the  weighting   in  France  as   investor
disillusionment   becomes  more  intense.  We   also  see  value  in  Australian
industrials.

GERMANY

    The Morgan Stanley Capital International Germany Index increased by 1.6% in U.S. dollar terms and by 4.4% in deutschemark terms during the third quarter of 1995. The investment environment in Germany has been affected by two related key influences during the quarter: the lowering of interest rates; and weakness of the deutschemark against the U.S. dollar. The Bundesbank's interest rate cut on 24th August was made possible by the strength of the deutschemark and weaker than anticipated economic growth. The German authorities are now giving statistics for the combined East and West German states. For the whole of 1995 real growth is anticipated to be around 2.2%, down sharply from estimates earlier in the year. Two of the key factors in slowing growth have been the lower levels of construction investment in West Germany and a decline in export growth, hurt by the strong currency. In August, inflation fell to 1.5%, the lowest level since 1988, helped by more moderate rent increases and persistently high levels of unemployment. We continue to find the German market attractive for the value investor with opportunities particularly in the chemicals sector due to the high levels of free cash flow; and selectively in retail which is out of favor due to the low levels of consumer demand.

FRANCE

    For the third quarter of 1995 the Morgan Stanley Capital International France Index fell by 3.9% in U.S. dollar terms and by 2.7% in local currency terms, making it one of the weakest markets in Europe for the second quarter in succession. The September unveiling of the draft budget for 1996 had little impact on the equity market which fell 4.5% in franc terms during the month. France's slow economic recovery is being driven by companies, with investment an important factor in GDP growth, expected to be above 2.5% for the full year. The net trade situation continues to appear positive, largely due to a weak demand for imports. Consumer spending remains low due primarily to low wage growth and continued high levels of unemployment. The employment picture is improving, however, with the annual unemployment rate expected to be down to 11.5% this year from 12.5% in 1994. The most recent figures show a jump in private consumption in the second quarter, primarily due to the subsidy on new car sales that ended in June. Not surprisingly in this environment inflation remains low, however a 2% VAT increase during the quarter will push up CPI which currently stands at around 1.5%. Having been underweight in the French equity market for several years we are now starting to find good quality cheap companies particularly in the financial and automotive sectors.

SWITZERLAND

    The Morgan Stanley Capital International Switzerland Index rose by 7.1% in U.S. dollar terms and by 6.8% in Swiss franc terms in the third quarter of the year. These returns make the Swiss market one of the top performers in Europe. Economic developments in Switzerland in 1995 have been similar to other European markets, particularly those with hard currencies. Following strong growth in 1994, 1995 has been slow with private consumption particularly weak. The main reason for this weakness was the introduction of VAT on goods and services at the beginning of the year replacing the old turnover tax on goods only. The negative effect on inflation expected as a result of the introduction of VAT has not materialized and the market anticipates a rate of around 2% for the full year compared with less than 1% last year. Inflation has been restrained by sluggish consumer spending and a strong currency. The franc has been strong despite concerns over the budget and the upcoming elections. The primary reason for continued strength is the increased belief in the currency as a safe haven following the uncertainty surrounding EMU in recent months. Growth in Switzerland has come from corporate investment and stock building. We continue to find cheap well managed companies in Switzerland particularly in the small and medium sized range.

NETHERLANDS

    In the third quarter of 1995 the Morgan Stanley Capital International Netherlands Index increased by 4.1% in U.S. dollar terms and by 7.0% in local currency terms. Recent indicators on the Dutch economy show strong growth patterns with domestic demand the main contributor. Growth in the second quarter was up 2.2% year-on-year. As with other countries industrial production has risen, 3.8% year-on-year in June, and capacity utilization reached the historically high level of 84.5% in quarter two. There has also been a noticeable improvement in consumer demand helped by a combination of higher real disposable incomes and lower saving. One of the most impressive factors in the Dutch economy has been the continued performance of the exports sector. For the first six months of the year the trade balance is up about 25% on the same period last year although, despite the strength of the currency, Germany has not had the same success. Unemployment in Holland is easing with the jobless rate in August at 7.0%, down from an average of 7.6% in 1994. The most recent inflation figure is also impressive down to 1.5% year-on-year in August. This figure was helped by the strength of the guilder against the U.S. dollar and most European currencies. Looking forward, there may be some inflationary pressure from high wage costs and a weaker guilder. We continue to be overweight in the Netherlands and find it a good source of cheap good quality companies.

SPAIN

    For the third quarter of 1995 the Morgan Stanley Capital International Spain Index rose by 3.9% in U.S. dollar terms and by 5.7% in local currency terms. The political problems in Spain, highlighted in previous investment reports, have continued with the Catalan regional party, CiU, withdrawing their support from Prime Minister Gonzalez, resulting in a loss of his majority and throwing off the possibility of an early election. Growth in Spain has been strong this year led by exports helped by a weak peseta following the devaluation in March. The most recent figures show, however, that exports have started to lose momentum due to lower demand from Spain's main client countries and the gradual appreciation of the peseta. The improvement in corporate profitability has led to a rebound in investment spending and subsequent improvement in the employment picture. Unemployment fell from 24% at the end of 1994 to 22.75% in the second quarter of this year. Consumer confidence remains poor, however, hampered by political uncertainty and higher interest rates. The authorities' decision to raise rates twice in the first half of the year has benefited the inflation environment with a rate of 4.3% per annum in August, the lowest for the year. Despite the uncertain macro picture in Spain it remains a good market for the value investor.

ITALY

    The Morgan Stanley Capital International Italy Index increased by 4.3% in U.S. dollar terms and by 2.6% in local currency terms in the third quarter of the year. The investment environment in Italy appears to be strengthening with a more stable political picture and improving economic indicators. Italy had strong economic growth in the first quarter with exports dominant as the lira collapsed against most European currencies. There has been little sign of meaningful pick up in domestic demand as private consumption is hindered by higher taxes. The downside of the weak currency has been the negative effect on inflation. In the fourth quarter of 1994 the rate of CPI growth was 3.8%, by the second quarter of 1995 this had increased to 5.8% as the cheap lira greatly increased import costs. A more stable currency should prevent this situation from deteriorating further and there has been little sign of a surge in wage pressure, which is not surprising given the gloomy unemployment picture. On equity valuation levels, the Italian market remains one of the cheapest in Europe.

UNITED KINGDOM

    In the third quarter of 1995, the Morgan Stanley Capital International U.K. Index increased by 6.2% in U.S. dollar terms and by 6.8% in local currency.

Economic data continued to show a broadly slowing down U.K. economy. Manufacturing output was weaker than expected, falling to 1.3% year-on-year in July 1995 compared to 1.9% in May 1995, with the slowdown led by feeble export growth rather than weakening domestic demand. The trend remains very weakly upwards. Inflation was in line with expectations, rising to 2.9% year-on-year in August 1995 compared to 2.8% year-on-year in June 1995, although recent survey data suggest that its outlook is improving. Retail sales dipped in August 1995 to 0.4% year-on-year from 1.2% year-on-year in June 1995, in part due to seasonal factors but also reflecting very weak consumer spending throughout the summer. Consensus Public Sector Borrowing Requirement expectations for the fiscal year ending April 1996 slipped from L21 billion at the start of the quarter to L28 to 30 billion at its end. Market concerns about the increasingly structural nature of this deficit contributed to the first slightly uncovered U.K. gilts auction, on September 27, 1995, since 1987.

The quarter contained the bulk of the interim results reporting season, which in sum was slightly below expectations, leading to general downgrading of earnings growth. The unseasonably hot weather was much in vogue to explain (usually negative) variances, particularly in the food manufacturing, textile and general retail sectors. The electricity sector was the top performer in the quarter reflecting frenetic takeover activity. Building-related sectors continued their slide on the back of the moribund outlook for housing and construction.

As in the U.S., the U.K. market is exercising its mind on whether recent data supports the "growth pause" or "sustained slowdown" scenarios. Monetary policy remains on hold with the Bank of England abandoning its demand for an immediate rise in interest rates, which remained unchanged at 6.75% during the quarter. Value continues to be scarce in the highly rated U.K. market.

JAPAN

    The third quarter was one of momentous significance for the Japanese stockmarket as the Japanese authorities, led by the Bank of Japan, successfully engineered a weakening of the yen while moving to break the deflationary spiral which is gripping the economy by overtly easing monetary policy. With the cooperation of the Federal Reserve a very significant weakening of the yen was achieved which allowed the Morgan Stanley Capital International Japan Index to rally a huge 21.4%, though in U.S. dollar terms the rally was limited to a mere 4.5%.

There is little doubt that the activity of the Bank of Japan, which included a substantial cut in the Official Discount Rate, will be sufficient to brake the recessionary and deflationary spiral which has gripped Japan in prior quarters. Indeed, with the announcement of yet another government spending package we expect the Japanese economy to be on a firm recovery trend by the end of the year. We therefore conclude that the equity market definitively bottomed in mid-June and that the downside risk described in our last investment report has now been removed by some surprisingly effective action taken by Japan's economic managers.

Having thus conceded that the risk reward ratio of holding Japanese equities has meaningfully improved, as a value investor one need not necessarily see any great virtue in increasing Portfolio weightings in Japan especially after such a significant rally. Quality in Japan has always been concentrated in the export sector which benefits most from yen weakness. Therefore, it is this area of the market, along with brokerage stocks, which has gained the most in recent quarters. This has been beneficial to Portfolio returns but it means that the export majors like Honda and Sony are right at the top end of their historic price to cash flow ranges. Such stocks are firm holds rather than buys at current levels with upside of no more than 15% for the value investor. Outside this area there is little that adds up to quality value outside of the domestic franchise stocks which exhibited good defensive qualities earlier in the year.

Therefore, while the expected economic recovery is likely to engender a significant improvement in the confidence of Japan's domestic investor, the stocks that they are likely to focus on lack both the quality and the valuations to find their way into value portfolios. Steel companies on 1x enterprise value and construction stocks on 15x cash flow are fundamentally unattractive but the theme and momentum investors may have their day with them in the quarters ahead. The value investor must suffer in stoical silence at such an eventuality. After all, it is a full six years since this occasional indignity has been heaped on value players.

HONG KONG

    The  Hong  Kong  stockmarket reached  new  recovery highs  during  the third
quarter,  with  the  Morgan  Stanley  Capital  International  Hong  Kong   Index
appreciating 4.6% in U.S. dollars and 4.5% in local currency terms.

During the course of the year we have consistently disagreed with the sanguine view taken by the market of the prospects for the residential property sector, an aspect of Hong Kong's economy of extraordinary importance not just as a barometer of confidence but also as an earnings pillar for the stockmarket. We believed that property prices would languish at levels 30% from the peak and that volume would remain thin in the primary and secondary markets.

While this has been the case in the secondary market, it must be conceded that the developers have been successful in completing their selling program of new major developments, though only at price levels we anticipated. These successes justify the current level of property development stocks but any further progress requires a significant recovery in property prices. Therefore, while our bearish view of the Hong Kong market has been proved ill founded, its fundamentals do not merit further market strength from current levels.

Having said that, there is genuine value in the property investment sector due to the weakness of rentals in the office and retail sectors. Be that as it may, these companies have higher quality earnings than developers, cast iron balance sheets, rich well covered dividends and good reversionary potential. Selling at discounts up to 40% of net asset value, property investment companies like Hong Kong Land are attractive to value investors.

AUSTRALIA

Helped by a strong Australian dollar the Morgan Stanley Capital International Australia Index appreciated 10.6% in U.S. dollar terms during the third quarter and 3.9% in local currency terms.

The principal feature of the period under review was the very significant strength of the Australian bond market as international investors, heartened by an improvement in the current account, avidly sought out the high yield available in Australia's bond market. This development was particularly beneficial to the banking stocks due to their high, tax efficient yields. Meanwhile, resource stocks marked time at high levels more or less in line with metals prices. We believe that prices in the more volatile metals like copper and aluminium are unlikely to make new highs in the current cycle and that stocks in this sector are therefore overvalued.

This can hardly be said of Australia's industrial stocks as they wallow at low levels discounting a substantial slowing of the domestic economy. The housing slowdown is now well developed and 1996 will bring some earnings disappointments. But this area of the market which we exited three years ago now has the combination of quality and value that we like. The banking sector, in contrast, is close to full valuation.
--------------------------

For the tax year ended October 31, 1995, the Portfolio intends to pass through to the shareholders foreign tax credits totaling $4,367,178 and designates $60,393,215 as long-term gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

INVESTMENTS (UNAUDITED)
---------
SEPTEMBER 30, 1995

                                                     VALUE
  SHARES                                             (000)
-----------                                        ----------
COMMON STOCKS (89.4%)
  AUSTRALIA (4.5%)
  3,535,000  Brambles Industries Ltd.              $   39,005
  4,380,000  CSR Ltd.                                  14,565
  1,500,000  McPherson's Ltd.                             136
  3,934,882  Westpac Banking Corp.                     15,939
                                                   ----------
                                                       69,645
                                                   ----------
  BELGIUM (0.9%)
     52,500  Arbed S.A.                                 6,964
    160,000  G.I.B. Holdings Ltd.                       6,748
      2,156  G.I.B. Holdings Ltd. (New)                    90
                                                   ----------
                                                       13,802
                                                   ----------
  DENMARK (1.4%)
     88,000  Novo-Nordisk A/S, Class B                 10,668
    237,850  Unidanmark A/S, Class A (Registered)      10,383
                                                   ----------
                                                       21,051
                                                   ----------
  FINLAND (1.0%)
    350,000  Huhtamaki Oy, Series 1                    12,031
    505,400  Kansallis-Osake Pankki                       530
    180,000  Pohjola Insurance Co., Ltd., Class B       3,190
                                                   ----------
                                                       15,751
                                                   ----------
  FRANCE (6.2%)
    186,000  Banque Nationale de Paris                  7,290
     12,500  Bongrain S.A.                              6,719
    111,560  Cie de Saint Gobain                       13,592
      3,161  Cie de Saint Gobain RFD                      385
     43,550  Cie Financiere de Paribas S.A., Class
              A                                         2,202
    153,050  Credit Lyonnaise CDI                       9,386
    240,000  Elf Aquitaine                             16,195
      6,975  Elf Aquitaine RFD                            471
    110,000  PSA Peugeot Citrogen S.A.                 15,033
      4,230  Salomon S.A., Series A                     2,233
    382,476  Thomson CSF S.A.                           8,318
      4,224  Thomson CSF S.A. RFD                          92
    224,170  Total S.A., Class B                       13,565
      6,474  Total S.A., Class B RFD                      392
                                                   ----------
                                                       95,873
                                                   ----------
  GERMANY (10.4%)
    110,000  BASF AG                                   24,055
    105,000  Bayer AG                                  26,812
     46,200  Commerzbank AG                            10,498
     63,000  Karstadt AG                               28,039
     73,125  Mannesmann AG                             23,913
     24,900  Varta AG                                   5,297
    725,000  Veba AG                                   28,741
     37,500  Volkswagen AG                             12,150
                                                   ----------
                                                      159,505
                                                   ----------

                                                     VALUE
  SHARES                                             (000)
-----------                                        ----------

  HONG KONG (2.5%)
  9,771,000  Amoy Properties Ltd.                  $    9,226
     90,600  China Light & Power Co., Ltd.                410
  9,950,000  Jardine Strategic Holdings, Inc.          29,054
                                                   ----------
                                                       38,690
                                                   ----------
  ITALY (2.4%)
  2,560,500  Olivetti Di Risp (NCS)                     1,540
  1,297,137  SME Meridonale                             2,718
  9,000,000  Stet Di Risp (NCS)                        21,007
  4,720,000  Telecom Italia S.p.A.                      7,798
  2,655,000  Telecom Italia S.p.A. Di Risp (NCS)        3,473
                                                   ----------
                                                       36,536
                                                   ----------
  JAPAN (25.2%)
  1,050,000  Aisin Seiki Co., Ltd.                     13,780
  1,000,000  Canon, Inc.                               17,869
    115,000  Chudenko Corp.                             4,528
  1,345,000  Daibiru Corp.                             15,343
  1,188,000  Daicel Chemical Industry Ltd.              6,836
    660,000  Daikin Industries Ltd.                     5,624
    940,000  Dainippon Ink & Chemical, Inc.             4,432
      3,600  East Japan Railway Co.                    17,808
  2,150,000  Fuji Photo Film Ltd.                      53,612
  2,700,000  Hitachi Ltd.                              29,438
  2,100,000  Kao Corp.                                 26,076
  1,600,000  Kirin Brewery Co., Ltd.                   16,799
  1,700,000  Matsushita Electric Industries Ltd.       26,086
     81,000  Murata Manufacturing Co., Ltd.             3,042
  2,400,000  Nichido Fire & Marine Insurance Co.,
              Ltd.                                     19,722
    205,000  Nippon Sanso Corp.                           998
      1,836  Nippon Telegraph & Telephone Corp.        15,810
    219,000  Ryosan Co.                                 6,367
    350,000  Sony Corp.                                18,162
  1,080,000  Stanley Electric Co.                       6,869
    995,000  Sumitomo Marine & Fire Insurance Co.       7,544
  2,790,000  Sumitomo Rubber Industries                23,293
    460,000  TDK Corp.                                 23,684
    742,000  Toyo Seikan Kaisha Ltd.                   23,147
     66,150  Yurtec Corp.                               1,369
                                                   ----------
                                                      388,238
                                                   ----------
  NETHERLANDS (9.9%)
    689,142  ABN Amro Holdings N.V.                    28,515
    112,500  Akzo Nobel N.V.                           13,508
     81,059  Hollandsche Beton Groep N.V.              12,210
    575,744  Internationale Nederlanden Groep N.V.     33,431

                                                     VALUE
  SHARES                                             (000)
-----------                                        ----------
  NETHERLANDS (CONTINUED)
    247,500  Koninklijke Bijenkorf Beheer N.V.     $   18,099
    153,050  Nedlloyd Groep N.V.                        5,434
    750,000  Philips Electronics N.V.                  36,565
     39,415  Unilever N.V. (Certificate)                5,122
                                                   ----------
                                                      152,884
                                                   ----------
  NEW ZEALAND (0.4%)
  2,098,671  Fisher & Paykel Industries Ltd.            6,493
    392,500  Smith City Group Ltd.                         --
                                                   ----------
                                                        6,493
                                                   ----------
  NORWAY (1.6%)
  3,180,000  Den Norske Bank A/S, Class A Free          8,761
    619,261  Hafslund Nycomed, Class B                 16,074
                                                   ----------
                                                       24,835
                                                   ----------
  SINGAPORE (0.2%)
  3,265,000  Neptune Orient Lines Ltd. (Foreign)        3,487
                                                   ----------
  SPAIN (3.7%)
    297,500  Grupo Duro Felguera S.A.                   1,261
  2,345,000  Iberdrola S.A.                            17,714
  2,710,000  Telefonica Nacional de Espana S.A.        37,260
                                                   ----------
                                                       56,235
                                                   ----------
  SWEDEN (2.7%)
  3,255,000  Skandinaviska Enskilda Banken,
              Class A                                  21,083
    473,000  S.K.F. AB, Class B                        10,440
    511,300  Svenska Cellulosa AB, Class B              9,257
                                                   ----------
                                                       40,780
                                                   ----------
  SWITZERLAND (7.1%)
     14,810  Alusuisse-Lonza Holdings Ltd.
              (Registered)                             10,979
      2,605  Ascom Holdings AG (Bearer)                 2,772
     25,008  Ciba-Geigy AG (Registered)                20,031
     16,000  Forbo Holding AG (Registered)              6,740
      5,440  Holderbank Financiere Glaris
              AG (Bearer)                               4,273
     33,000  Nestle S.A. (Registered)                  33,769
     14,850  Sulzer AG (Participating
              Certificates)                             8,170
     12,500  Sulzer AG (Registered)                     7,244
     22,200  SwissAir (Registered)                     15,363
                                                   ----------
                                                      109,341
                                                   ----------
  UNITED KINGDOM (9.3%)
    630,000  Associated British Foods plc               6,819
  1,360,104  Automated Security Holdings plc              913
                                                     VALUE
  SHARES                                             (000)
-----------                                        ----------

     78,100  Bass plc                              $      790
  4,555,000  Christian Salvesen plc                    19,073
  2,175,221  Forte plc                                  8,558
  2,524,100  Grand Metropolitan plc                    17,748
  4,841,985  John Mowlem & Co. plc                      4,744
    878,000  Kwik Save Group plc                        9,101
    843,000  McAlpine (Alfred) plc                      1,652
  1,417,095  Pilkington plc                             4,456
  1,430,000  Reckitt & Colman plc                      14,845
  2,496,884  Rolls-Royce plc                            6,865
  1,402,000  Royal Insurance Holdings plc               7,820
  1,310,441  Tate & Lyle plc                            9,297
    755,000  Unilever plc                              15,079
  6,145,000  WPP Group plc                             14,468
                                                   ----------
                                                      142,228
                                                   ----------
TOTAL COMMON STOCKS (Cost $1,115,124)               1,375,374
                                                   ----------
PREFERRED STOCKS (4.3%)
  GERMANY (4.3%)
     15,150  Fag Kugelfischer AG                        1,982
    100,000  RWE AG                                    27,138
     29,525  Spar Handels AG                            7,397
    125,000  Volkswagen AG                             29,566
                                                   ----------
TOTAL PREFERRED STOCKS (Cost $52,592)                  66,083
                                                   ----------
CONVERTIBLE PREFERRED SECURITIES (0.1%)
  HONG KONG (0.1%)
  1,863,000  Jardine Strategic Holdings, Inc.
              IDR, 7.50%, 5/07/97                       1,910
                                                   ----------
  NETHERLANDS (0.0%)
      1,506  ABN Amro Holdings N.V.                         6
      2,196  International Nederlanden
              Groep N.V.                                   11
                                                   ----------
                                                           17
                                                   ----------
TOTAL CONVERTIBLE PREFERRED SECURITIES
  (Cost $1,923)                                         1,927
                                                   ----------

  NO. OF
 WARRANTS
-----------
WARRANTS (0.0%)
  SWITZERLAND (0.0%)
      7,280  Forbo Holding AG (Registered),
              expiring 11/01/95                             2
     90,700  Holderbank Financiere Glaris
              AG, expiring 12/20/95                       113
                                                   ----------
TOTAL WARRANTS (Cost $0)                                  115
                                                   ----------
TOTAL FOREIGN SECURITIES (93.8%)
  (Cost $1,169,639)                                 1,443,499
                                                   ----------

   FACE
  AMOUNT                                             VALUE
   (000)                                             (000)
-----------                                        ----------
SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
$    42,114  Chase Manhattan Bank, N.A.,
              6.00%, dated 9/29/95, due
              10/02/95, to be repurchased at
              $42,135, collateralized by
              $28,520 United States Treasury
              Bonds, 11.25%, due 2/15/15,
              valued at $42,958 (Cost $42,114)     $   42,114
                                                   ----------
FOREIGN CURRENCY (4.9%)
L    11,794  British Pound                             18,636
DM   57,901  Deutsche Mark                             40,518
HK$   5,434  Hong Kong Dollar                             703
IL    3,060  Italian Lira                                   2
Y 1,468,116  Japanese Yen                              14,821
                                                   ----------
TOTAL FOREIGN CURRENCY (Cost $73,481)                  74,680
                                                   ----------
TOTAL INVESTMENTS (101.4%) (Cost $1,285,234)        1,560,293
                                                   ----------

                                                     VALUE
                                                     (000)
                                                   ----------
OTHER ASSETS AND LIABILITIES (-1.4%)
  Other Assets                                     $   14,905
  Liabilities                                         (36,471)
                                                   ----------
                                                      (21,566)
                                                   ----------

NET ASSETS (100%)                                  $1,538,727
                                                   ----------
                                                   ----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE
  Applicable to 96,276,148 outstanding $.001 par
  value shares (authorized 500,000,000 shares)         $15.98
                                                   ----------
                                                   ----------

------------------------------
CDI -- Certificate of Investment
IDR -- International Depositary Receipt
NCS -- Non Convertible Shares
RFD -- Ranked for Dividend